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                                                                   EXHIBIT 10.17


                               SECURITY AGREEMENT

     This security agreement (this "SECURITY AGREEMENT") dated November 3, 1999, made by FutureLink Distribution Corp. (the "GUARANTOR"), a Alberta corporation having its principal place of business and chief executive office at 250 - 6th Avenue S.W., Suite 300, Calgary, Alberta, T2P 3H7, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "LENDER"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

     WHEREAS, concurrently herewith, the Guarantor is executing a guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), in favor of the Lender in respect of the liabilities, present or future, absolute or contingent, owed by FutureLink Corp., a Delaware corporation (the"BORROWER").

     WHEREAS the Guarantor is the wholly owned subsidiary of the Borrower.

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Guarantor hereby agrees with the Lender as follows:

SECTION 1 DEFINITIONS.

     As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

     "APPLICABLE LAW" shall mean the laws of the Province of Alberta (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Alberta law) or the laws of the Canada, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future;

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or public holiday or the equivalent for banks in Canada;

     "EVENT OF DEFAULT" shall mean any event specified in Section 5 of this Security Agreement;

     "GAAP" shall mean generally accepted accounting principles in Canada, as in effect from time to time;

     "LOAN DOCUMENTS" shall mean, collectively, this Security Agreement, the Guarantee, and each other document, agreement, certificate and instrument executed by the Guarantor and delivered to the Lender in connection herewith and therewith, as the same may be modified, extended, restated or supplemented from time to time;

     "MATERIAL ADVERSE CHANGE" shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets,


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     liabilities or condition (financial or otherwise) of such Person and its affiliates, taken as a whole;

     "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of such Person and its affiliates, taken as a whole;

     "OBLIGATIONS" shall mean all indebtedness, obligations and liabilities of the Guarantor under the Guarantee and under this Security Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, re-marketing fees, origination fees, collection fees and all other professionals' fees), costs, expenses, taxes or otherwise; and

     "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and the successors, heirs and assigns of each.

SECTION 2 CREATION OF SECURITY INTEREST; COLLATERAL.

(1) The Guarantor hereby assigns and grants to the Lender a continuing general, first priority lien on and security interest in, all the Guarantor's right, title and interest in and to all the following collateral (the "Collateral"), to secure the payment and performance of all the Obligations. The Collateral consists of all equipment set forth on Schedule A hereto (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance.

(2) The parties acknowledge that the Borrower may engage in purchase money security financing with third parties in the future. The equipment financed by such third parties shall not constitute an attachment to Lender's Collateral for the purposes of this Agreement if such equipment can be (a) removed form Lender's Collateral without causing damage thereto; (b) such removal can be completed without diminishing the value of Lender's Collateral; and (c) such removal does not affect the marketability of Lender's Collateral.

(3) The parties acknowledge that the Guarantor has rights in the Collateral, value has been given and that the security interest has attached.

     The Guarantor's Representations and Warranties.

(4) GOOD STANDING; QUALIFIED TO DO BUSINESS. The Guarantor (a) is duly organized, validly existing and in good standing under the laws of the Province of Alberta, (b) has the requisite power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in
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     which the failure to be so qualified could have a Material Adverse Effect on (i) the Guarantor, (ii) the Guarantor's ability to perform its obligations under the Loan Documents or (iii) the rights of the Lender hereunder.

(5) DUE EXECUTION, ETC. The execution, delivery and performance by the Guarantor of each of the Loan Documents to which it is a party are within the powers of the Guarantor, do not contravene the organizational documents, if any, of the Guarantor, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority,
     (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Guarantor or any of its properties, or (c) require the consent, authorization by or approval of or notice to or filing or registration with any governmental authority or other Person. This Security Agreement is, and each of the other Loan Documents to which the Guarantor is or will be a party, when delivered hereunder or thereunder, will be the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' right, generally and by general principles of equity.

(6) SOLVENCY, NO LIENS. The Guarantor is solvent, is paying its debts as they become due and has sufficient capital to conduct its business; the fair saleable value of the Guarantor's assets is in excess of the total amount of its liabilities (including contingent liabilities) as they become absolute and matured; the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral, except for Permitted Liens; and the Guarantor is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person, except for Permitted Liens.

(7) NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Guarantor nor is there now pending or, to the best of Guarantor's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Guarantor except judgments and pending or threatened litigation, contested claims and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Guarantor.

(8) NO DEFAULTS. The Guarantor is not in default under any material contract, lease, or commitment to which it is a party or by which it is bound or the Guarantor has received duly executed waivers for any of its defaults in form and substance satisfactory to the Lender. The Guarantor knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Guarantor.

(9) COLLATERAL LOCATIONS. On the date hereof, the Collateral is located at the place or places of business specified in Schedule A hereto.
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(10) NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

(11) NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

(12) Permitted Liens shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Guarantor or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default.

(13) PERFECTION AND PRIORITY OF SECURITY INTEREST. This Security Agreement creates a valid and, upon completion of all required filings of financing statements, a perfected and first priority and exclusive security interest in the Collateral (subject to Permitted Liens), securing the payment of all the Obligations.

(14) MODEL AND SERIAL NUMBERS. Schedule A hereto sets forth the true and correct model number and serial number of each item of equipment that constitutes Collateral.

(15) SHAREHOLDER. The Borrower is the registered owner of all of the issued and outstanding shares in the capital of the Guarantor.


SECTION 3 COVENANTS OF THE GUARANTOR.

(1) EXISTENCE, ETC. The Guarantor will maintain its existence and its current yearly accounting cycle; shall maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts and other rights necessary or desirable to the profitable conduct of its business; shall continue in, and limit its operations to, the same general lines of business as those presently conducted by it; and shall comply with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Guarantor.
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(2)  NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Guarantor learns of the following, the Guarantor will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted against the Guarantor in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate,
     (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Guarantor,
     (c) the occurrence of any Material Adverse Change with respect to the Guarantor, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Guarantor has taken or proposes to take with respect thereto.

(3) MAINTENANCE OF BOOKS AND RECORDS. The Guarantor will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Guarantor agrees that the Lender or its agents may enter upon the Guarantor's premises on reasonable written notice at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

(4) INSURANCE. The Guarantor will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times reasonably satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "LENDER" or "SECURED PARTY" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. True copies of all original insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any material alteration, as determined in the sole discretion of the Lender, or cancellation of coverage. If the Guarantor fails to maintain such insurance, the Lender may arrange for (at the Guarantor's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Guarantor in writing, the Lender shall have the sole right, in the name of the Lender or the Guarantor, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(5) TAXES. The Guarantor will pay, when due, all taxes, assessments, claims and other charges (herein "TAXES") lawfully levied or assessed against the Guarantor or the Collateral other than taxes that are being diligently contested in good faith by the Guarantor by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Guarantor in accordance with GAAP. If any taxes






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     remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, and such taxes are not being diligently contested in good faith by the Guarantor, then, without notice to the Guarantor, but on the Guarantor's behalf, the Lender may pay such taxes, and the amount thereof shall be included in the Obligations.

(6) GUARANTOR TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Guarantor will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. Guarantor will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office except for Permitted Liens. The Guarantor shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

(7) NO CHANGE OF LOCATION, STRUCTURE OR IDENTITY. The Guarantor will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any Collateral from the location specified in Schedule A hereto, except that the Guarantor may change its chief executive office and keep Collateral at other locations within Canada provided that the Guarantor has delivered to the Lender (i) prior written notice thereof and
     (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Guarantor may keep any Collateral consisting of motor vehicles or rolling stock at any location in Canada provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Guarantor has complied with the provisions of Section 3(9).

(8) USE OF COLLATERAL; LICENSES. The Collateral shall be operated by competent, qualified personnel in connection with the Guarantor's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws and government regulations, and the Guarantor shall use every reasonably precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family or household purposes. The Guarantor shall procure and maintain in effect all orders, licenses, certificates, permits, approvals and consents required by federal, provincial or local laws or by any governmental body, agency or authority in connection with the delivery, installation, use and operation of the Collateral.


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(9)  FURTHER ASSURANCES. The Guarantor will, promptly upon request by the
     Lender, execute and deliver any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Security Agreement. The Guarantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Guarantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Security Agreement, the Guarantor will pay all costs and expenses (including attorneys' fees) incurred in connection with any of the foregoing.

(10) NO DISPOSITION OF COLLATERAL. The Guarantor will not in any way hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest except for Permitted Liens in any of the Collateral, except for the lien and security interest granted hereby, and the Guarantor will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of any of the Collateral without written notice to and consent of the Lender. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Guarantor will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Guarantor will transfer such proceeds to the Lender in kind.

(11) NO LIMITATION ON LENDER'S RIGHTS. The Guarantor will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

(12) PROTECTION OF COLLATERAL. Upon written notice to the Guarantor (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The
     Guarantor hereby agrees to reimburse the Lender for all payments made and reasonable expenses incurred under
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     this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

(13) DELIVERY OF ITEMS. The Guarantor will promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Guarantor, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender.

(14) FUNDAMENTAL CHANGES. The Guarantor shall not (a) amend or modify its name, unless the Guarantor delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

SECTION 4 FINANCIAL STATEMENTS.

     Until the payment and satisfaction in full of all Obligations, the Guarantor shall deliver to the Lender the following financial information:

     (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Guarantor and it consolidated subsidiaries, the consolidated balance sheet, income statement and statements of cash flows and shareholders equity for the Guarantor and its consolidated subsidiaries (the "FINANCIAL STATEMENTS") for such year, reported on by independent certified public accountants without an adverse qualification; and

     (b) QUARTERLY FINANCIAL STATEMENTS. As Soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Guarantor and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Guarantor that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).
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SECTION 5 EVENTS OF DEFAULT.

     The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) the Guarantor shall fail to pay within five days of when due any amount required to be paid by the Guarantor under or in connection with any Note, the Guarantee and this Agreement;

          (b) any representation or warranty made or deemed made by the Guarantor under or in connection with any Loan Document or any financial statement shall prove to have been false or incorrect in any material respect when made;

          (c) the Guarantor shall fail to perform or observe (i) any of the terms, covenants or agreements contained herein or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Guarantor written notice of such failure and (B) the date on which the Guarantor knew or should have known of such failure;

          (d) any material provision of any Loan Document to which the Guarantor is a party shall for any reason cease to be valid and binding on the Guarantor, or the Guarantor shall so state;

          (e) dissolution, liquidation, winding up, or cessation of the Guarantor's business, failure of the Guarantor generally to pay its debts as they mature, admission in writing by the Guarantor of its inability generally to pay its debts as they mature, or calling of a meeting of the Guarantor's creditors for purposes of compromising any of the Guarantor's debts;

          (f) the commencement by or against the Guarantor of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for sixty days following the commencement thereof, or any action by the Guarantor is taken authorizing any such proceedings;

          (g) an assignment for the benefit of creditors is made by the Guarantor, whether voluntary or involuntary (in the case of an involuntary assignment by Guarantor, a cure period of sixty days shall be granted by Lender), the appointment of a trustee, custodian, receiver, or similar official for the Guarantor or for any substantial property of the Guarantor, or any action by the Guarantor authorizing any such proceeding;
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          (h) the Guarantor shall default in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

          (i) the Guarantor suffers or sustains a Material Adverse Change;

          (j) any tax lien, other than a Permitted Lien, is filed of record against the Guarantor and is not bonded or discharged within thirty Business Days;

          (k) any judgement which has had or could reasonably be expected to have a Material Adverse Effect on the Guarantor and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

          (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Guarantor and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Guarantor shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

          (m) there is a change, which change results from a single transaction or series of related transactions, but not from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of the Guarantor on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance which is not discharged within 30 days.


SECTION 6.     REMEDIES.

     If any Event of Default occurs and continues:
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(a)  The Lender may, without prejudice to any of its other rights under any Loan
     Document or applicable law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 5 hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment or protest, which are hereby expressly waived.

(b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part thereof is, or may be placed, and remove the same.

(c) The obligation of the Lender, if any, to give additional (or to continue) financial accommodations of any kind to the Guarantor shall immediately terminate.

(d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any other Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the Personal Property Security Act (Alberta) (the "Act") whether or not the Act applies to the affected Collateral and also may (i) require the Guarantor to, and the Guarantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In addition, the Lender may appoint by instrument in writing a receiver (which term as used in the Security Agreement includes a received and manager) or agent of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of a receiver.

(e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be promptly paid over to the Guarantor or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

     (f) Any receiver appointed by the Lender shall be vested with the rights and remedies which could have been exercised by the Lender or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any instrument or instruments supplemental thereto. The identity of the receiver, any replacement thereof and any remuneration thereof shall be within the sole and unfettered discretion of the Lender.

     (g) Any receiver appointed by the Lender shall act as agent for Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Guarantor.

     (h) The Lender, in appointing or refraining from appointing any receiver shall not incur liability to the receiver, the Guarantor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

     (i) No person dealing with the Lender or its agent or a receiver shall be required (i) to determine whether the Security Interest has become enforceable; (ii) to determine whether the powers which the Lender or its agent is purporting to exercise have become exercisable; (iii) to determine whether any money remains due to the Lender by the Guarantor; (iv) to determine the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made; (v) to determine the propriety or regularity of any sale or of any other dealing by the Lender with the Collateral; or (vi) to see the application of any money paid to the Lender.

SECTION 7.      MISCELLANEOUS PROVISIONS.

(1) NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery or certified or registered mail, postage prepaid, if to the Lender, then to Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgin Road, Rosemont, Illinois 60018,
     Attention: Legal Department or such other address as shall be designated by the Lender to the Guarantor in accordance herewith, and if to the Guarantor, then to 250-6th Avenue S.W., Suite 300, Calgary, Alberta, T2P 3H7, Attention: Legal Department, or such other address as shall be designated by the Guarantor to the Lender in accordance herewith. All such notices and correspondence shall be effective when received.

(2)  GUARANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,
     (a) the Guarantor shall remain liable, under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Guarantor from any if its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(3) LENDER APPOINTED ATTORNEY-IN-FACT. The Guarantor hereby irrevocably appoints the Lender the Guarantor's attorney-in-fact, with full authority in the place and stead of the Guarantor and in the name of the Guarantor or otherwise, from time to time in the discretion of the Lender, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purpose of this Security Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Lender hereunder;

     (b) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and

     (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

(4) HEADINGS. The headings in this Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Security Agreement.

(5) ASSIGNMENTS. The Guarantor shall not have the right to assign the Guarantee or this Security Agreement or any interest therein. The Lender may assign its rights and delegate its obligations under the Guarantee or this Security Agreement.

(6) AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Guarantor from any provision of this Security Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Guarantor and the Lender and their respective successors and assigns, subject, in the case of the Guarantor, to the first sentence of Section 5(5).

(7) INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein or in the Guarantee shall have the meaning set forth in the applicable Act, except where the context otherwise requires. To the extent a term or provision of this Security Agreement conflicts with the Guarantee and is not dealt with herein with more specificity, this Security Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

(8) CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations,
     (b) be binding upon the Guarantor and its successors and assigns and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.

(9) REINSTATEMENT. To the extent permitted by law, this Security Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Guarantor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

(10) SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Guarantor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final payment and performance by the Guarantor of the Obligations secured hereby.

(11) INDEMNIFICATION. The Guarantor agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

(12) TAXES. Any and all payments to the Lender by the Guarantor hereunder or under any of the other Loan Documents shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES") imposed by Canada, the United States or any other relevant jurisdiction (or any political subdivision or taxing authority thereof or therein), unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Guarantor shall be required by law or the administration thereof to deduct or withhold any such Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this paragraph), the Lender receives an amount equal to the sum it would have received if no such deduction or withholding had been made; (ii) the Guarantor shall make such deductions or withholdings; and (iii) the Guarantor forthwith shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

(13) GOVERNING LAW. The validity, interpretation and enforcement of this Security Agreement shall be governed by and construed by and construed in accordance with the laws of the Province of Alberta without giving effect to the conflict of law principles thereof.

(14) DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

(15) ENTIRE AGREEMENT. The Guarantor and the Lender agree that this Security Agreement and the Schedules hereto are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof.

       IN WITNESS WHEREOF, the undersigned Guarantor has caused this Security Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.


                                        FUTURELINK DISTRIBUTION
                                        CORP., AS GUARANTOR

                                        By: /s/ Raghu Kilambi
                                           ------------------------------
                                             Name:  Raghu Kilambi
                                             Title: CFO



                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION

                                        By: /s/ GARY P. MORO
                                           ------------------------------
                                             Name:  Gary P. Moro
                                             Title: Senior Vice President